UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 30, 2022

SYNTHETIC BIOLOGICS, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-12584	13-3808303
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

9605 Medical Center Drive, Suite 270

Rockville, Maryland 20850

(Address of principal executive offices and zip code)

(301) 417-4364

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	SYN	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Amendment to 2020 Stock Incentive Plan

On September 30, 2022, Synthetic Biologics, Inc. (the “Company”) held its 2022 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders approved amendment (“Amendment No. 1”) to the Company’s 2020 Stock Incentive Plan (the “2020 Stock Incentive Plan”) to increase the number of shares of common stock that the Company will have authority to grant under the 2020 Stock Incentive Plan by an additional 6,600,000 shares of common stock. A description of the 2020 Stock Incentive Plan, as amended, is set forth in the Company’s definitive proxy statement on Schedule 14A for the Annual Meeting, which was filed on August 16, 2022 with the Securities and Exchange Commission (the “Definitive Proxy Statement”), in the section entitled “PROPOSAL 3—APPROVAL OF AN AMENDMENT TO THE COMPANY’S 2020 STOCK INCENTIVE PLAN TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK THAT WE WILL HAVE AUTHORITY TO GRANT UNDER THE PLAN FROM 400,000 TO 7,000,000 AND TO INCREASE THE ANNUAL NON-EMPLOYEE DIRECTOR GRANT LIMIT TO 1,000,000 SHARES OF COMMON STOCK”, which is incorporated herein by reference. The description of Amendment No. 1 is qualified in its entirety by reference to the full text of Amendment No. 1, a copy of which is included as an exhibit to this Current Report on Form 8-K and attached to the Definitive Proxy Statement as Appendix C.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On September 30, 2022, the Company held the Annual Meeting where the Company’s stockholders voted on the following seven (7) proposals and cast their votes as described below. These matters are described in detail in the Definitive Proxy Statement.

The final results for Proposals 1, 2, 3, 4, 5, 6 and 7 as set forth in the Definitive Proxy Statement were as follows:

Proposal 1 — Election of Directors.

The following four (4) individuals were elected as directors, to serve until the Company’s next annual meeting of stockholders and until their respective successors have been duly elected and qualified with the following votes:

Name of Director	Votes For	Withheld	Broker Non-Votes
Jeffrey J. Kraws	3,480,431	1,681,131	3,773,481
John Monahan	3,937,920	1,223,642	3,773,481
Steven A. Shallcross	4,400,101	761,461	3,773,481
Jeffrey Wolf	3,455,545	1,706,017	3,773,481

Proposal 2 — Ratification of the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2022.

The stockholders ratified and approved the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2022 based on the votes listed below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
8,191,718	399,908	343,417	0

Proposal 3 — Approval of an Amendment to the Company’s 2020 Stock Incentive Plan.

As further described above in Item 5.02 of this Current Report on Form 8-K, the stockholders approved and adopted Amendment No. 1 to the 2020 Stock Incentive Plan, which amendment increased the number of shares of common stock that the Company will have authority to grant under the 2020 Stock Incentive Plan from 400,000 to 7,000,000 shares of common stock.  As a result, a maximum of 7,000,000 shares of common stock may be issued under the 2020 Stock Incentive Plan, as amended.  The results of the voting for this approved proposal were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
3,250,987	1,894,001	16,574	3,773,481

Proposal 4 — Approval, on an advisory basis, of the compensation of our named executive officers.

The stockholders approved the compensation of our named executive officers, on an advisory basis, based on the votes listed below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
3,689,085	1,443,633	28,844	3,773,481

Proposal 5 — Approval of an amendment to the Articles of Incorporation to change the name of the Company to “Theriva Biologics, Inc.”

The stockholders approved the amendment to the Articles of Incorporation to change the name of the Company to Theriva Biologics, Inc. based on the votes listed below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
1,809,006,717	201,259,567	218,054	0

Proposal 6 — Approval of an amendment to the Articles of Incorporation to increase the number of authorized shares of common stock from 20,000,000 to 350,000,000.

The stockholders approved the amendment to the Articles of Incorporation to increase the number of authorized shares of common stock from 20,000,000 to 350,000,000 based on the votes listed below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
1,363,490,126	646,929,043	65,169	0

Proposal 7 — Authorization of an adjournment of the 2022 Annual Meeting of Stockholders, if necessary, if a quorum is present, to solicit additional proxies if there are not sufficient votes in favor of Proposal 6.

The stockholders approved the authorization of an adjournment of the Annual Meeting based on the votes listed below; however, the Board of Directors determined not to adjourn the Annual Meeting to solicit additional proxies in favor of Proposal 6:

Votes For	Votes Against	Abstentions	Broker Non-Votes
1,495,642,309	514,617,846	224,183	0

For more information about the foregoing proposals, see the Definitive Proxy Statement for the 2022 Annual Meeting of Stockholders. At the Annual Meeting, there were, represented in person or by proxy, 8,935,043 shares of common stock representing 56.39% of the voting power on the record date with respect to Proposals numbers 1, 2, 3 and 4 and shares of common stock, Series C Preferred Stock and Series D Preferred Stock representing 2,017,647,618 votes, or approximately 99.72% of the voting power on the record date with respect to Proposals 5, 6 and 7. As previously described in the Definitive Proxy Statement, the shares of Series C Preferred Stock are entitled to an aggregate of 1,803,279 votes (6.55737705 votes per share) and the shares of Series D Preferred Stock are entitled to an aggregate of 2,000,000,000 votes (20,000 votes per share) solely with respect to Proposals 5, 6 and 7, and no other voting rights except as required by law or as set forth in the Certificate of Designation for the Series C and Series D Preferred Stock.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

10.1	Certificate of Amendment to the Articles of Incorporation (Name Change) (incorporated by reference to Appendix A to the Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on August 16, 2022)
10.2	Certificate of Amendment to the Articles of Incorporation (Authorized Common Stock Increase) (incorporated by reference to Appendix B to the Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on August 16, 2022)
10.3	Amendment No. 1 to the Synthetic Biologics, Inc. 2020 Stock Incentive Plan (incorporated by reference to Appendix C to the Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on August 16, 2022)
104	Cover Page Interactive Data File (embedded within the XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 3, 2022	SYNTHETIC BIOLOGICS, INC.

	By:	/s/ Steven A. Shallcross
		Name:	Steven A. Shallcross
		Title:	Chief Executive Officer and Chief Financial Officer